[GRAPHIC OMITTED]
NEWS

For Release:      July 28, 2004

Contact:          Financial:        Joseph F. Morris
                                    Senior Vice President,
                                    Chief Financial Officer and Treasurer
                                    (215) 443-3612

                  Media:            David Kirk, APR
                                    (610) 792-3329

Summary: Penn-America Group, Inc. (NYSE:PNG) reports another record quarter with operating income up 29.1 percent to $4.8 million or $0.32 per share (basic and diluted) for the second quarter of 2004. Record levels of gross written premiums, total revenues and net income were also posted in the second quarter of 2004.

Three Month Results

         HATBORO PA (July 28, 2004) -- Penn-America Group, Inc. (NYSE:PNG) today reported record operating income of $4.8 million or $0.32 per share (basic and diluted) for the second quarter of 2004 compared with operating income of $3.7 million or $0.25 per share (basic and diluted) for the second quarter of 2003. Net income for the second quarter of 2004 increased to a record $4.9 million or $0.33 per share (basic and diluted) and included a net realized investment gain, after taxes, of $0.1 million. Net income for the second quarter of 2003 was $4.0 million or $0.27 per share (basic and diluted) and included a net realized investment gain, after taxes, of $0.3 million.

         Gross written premiums increased 19.2 percent to a record $64.9 million in the second quarter of 2004 compared with $54.5 million for the same period in 2003. Net written premiums increased 24.2 percent to a record $57.0 million in the second quarter of 2004 compared with $45.9 million for the same period in 2003. The GAAP combined ratio for the second quarter of 2004 was 91.7 compared with 92.5 for the second quarter of 2003.


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Page 2/Penn-America Group, Inc. (NYSE: PNG) Second Quarter 2004 Results

         Commenting on the 2004 operating results, Jon S. Saltzman, president and CEO noted, "Our continued strong operating performance demonstrates that our small commercial niche in the excess and surplus lines marketplace has not experienced the price softening reported by other commercial insurers in 2004. For the first six months of the year, we averaged a five-percent price increase, achieved a 36.0 percent growth in gross written premiums and produced record results in virtually every financial measure that we use to judge our success."

         Operating income, a non-GAAP financial measure, is calculated by subtracting net realized investment gain, after taxes, from net income. The company uses operating income, among other measures, to evaluate its performance because the realization of net realized investment gains or losses in a given period is largely discretionary as to timing and could distort the comparability of results.

Six Month Results

         For the six months ended June 30, 2004, the company reported operating income of $9.1 million or $0.62 per basic share and $0.61 per diluted share compared with operating income of $6.8 million or $0.47 per basic share and $0.46 per diluted share for the six months ended June 30, 2003. Net income for the first six months of 2004 increased to $9.6 million or $0.65 per basic share and $0.64 per diluted share and included a net realized investment gain, after taxes, of $0.5 million. Net income for the first six months of 2003 was $7.6 million or $0.52 per basic share and $0.51 per diluted share and included a net realized investment gain, after taxes, of $0.8 million.

         Gross written premiums increased 36.0 percent to $129.0 million for the six months ended June 30, 2004 compared with $94.9 million for the same period in 2003. Net written premiums increased 40.8 percent to $112.5 million for the six months ended June 30, 2004 compared with $79.9 million for the same period in 2003. The GAAP combined ratio for the six months ended June 30, 2004 was 92.2 compared with 93.7 for the same period in 2003.



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Page 3/Penn-America Group, Inc. (NYSE: PNG) Second Quarter 2004 Results

Teleconference for Interested Parties

         Jon Saltzman and Joe Morris, senior vice president, CFO and treasurer, will conduct a teleconference for interested parties today at 11:00 a.m. Eastern Daylight Time. To participate, telephone (888) 400-7916 a few minutes before 11:00 a.m. and request the Penn-America conference call. A digital recording of the teleconference will be available from 2:30 p.m. today through 11:59 p.m. Eastern Daylight Time, Wednesday, August 4, 2004. To hear the recording, telephone (800) 475-6701 at any time during that period and use access code 737288. This conference call also will be broadcast live at www.penn-america.com, supplied by CCBN. To listen to the Web Cast, your computer must have Windows Media Player installed. If you do not have Windows Media Player, go to www.penn-america.com prior to the call, where it can be downloaded for free. An online replay also will be available approximately one hour after the call.

         Penn-America Group, Inc. (NYSE:PNG) is a specialty property and casualty insurance holding company that markets and underwrites general liability, commercial property and multi-peril insurance for small businesses located primarily in small towns and rural areas through a select network of wholesale general agents in the excess and surplus lines market.







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Page 4/Penn-America Group, Inc. (NYSE: PNG) Second Quarter 2004 Results

Forward-Looking Information

Certain information included in this news release and other statements or materials published or to be published by the company are not historical facts but are forward-looking statements including, but not limited to, such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company provides the following cautionary remarks regarding important factors, which, among others, could cause the company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the company's business and the other matters referred to above include, but are not limited to: (1) risks inherent in establishing loss and loss adjustment expense reserves; (2) uncertainties relating to the financial ratings of the company's insurance subsidiaries; (3) uncertainties relating to government and regulatory policies; (4) uncertainties arising from the cyclical nature of the company's business; (5) changes in the company's relationships with, and the capacity of, its general agents; and (6) the risk that the company's reinsurers may not be able to fulfill their obligations to the company. For additional disclosure regarding potential risk factors, refer to documents filed by the company with the Securities and Exchange Commission, including the company's 2003 10-K.

Note:  Tables follow.








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


PENN-AMERICA GROUP, INC. (NYSE:PNG) AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except share data)

                                                         Three Months Ended                    Six Months Ended
                                               ----------------------------------    -----------------------------------
                                                   6/30/2004         6/30/2003           6/30/2004          6/30/2003
                                               ----------------  ----------------    ----------------   ----------------

Revenues:
Premiums earned                                 $       50,634    $       36,295      $       98,089     $       70,660
Net investment income                                    3,544             3,244               7,031              6,457
Net realized investment gain                               164               431                 720              1,145
                                               ----------------  ----------------    ----------------   ----------------
Total revenues                                          54,342            39,970             105,840             78,262
                                               ----------------  ----------------    ----------------   ----------------

Losses and expenses:
Losses and loss adjustment expenses                     29,284            22,185              59,534             44,197
Amortization of deferred
policy acquisition costs                                12,910             9,073              24,592             17,690
Other underwriting expenses                              4,276             2,326               6,350              4,372
Corporate expenses                                         278               234                 539                419
Interest expense                                           506               409               1,011                713
                                               ----------------  ----------------    ----------------   ----------------
Total losses and expenses                               47,254            34,227              92,026             67,391
                                               ----------------  ----------------    ----------------   ----------------

Income before income tax                                 7,088             5,743              13,814             10,871
Income tax expense                                       2,188             1,744               4,256              3,298
                                               ----------------  ----------------    ----------------   ----------------

Net income                                      $        4,900    $        3,999      $        9,558     $        7,573
                                               ================  ================    ================   ================

Operating income                                $        4,793    $        3,714      $        9,090     $        6,817
Net realized investment gain,
after taxes                                                107               285                 468                756
                                               ----------------  ----------------    ----------------   ----------------
Net income                                      $        4,900    $        3,999      $        9,558     $        7,573
                                               ================  ================    ================   ================

Basic income per share:
Operating income                                $         0.32    $         0.25      $         0.62     $         0.47
Net realized investment gain,
after taxes                                               0.01              0.02                0.03               0.05
                                               ----------------  ----------------    ----------------   ----------------
Net income                                      $         0.33    $         0.27      $         0.65     $         0.52
                                               ================  ================    ================   ================

Diluted income per share:
Operating income                                $         0.32    $         0.25      $         0.61     $         0.46
Net realized investment gain,
after taxes                                               0.01              0.02                0.03               0.05
                                               ----------------  ----------------    ----------------   ----------------
Net income                                      $         0.33    $         0.27      $         0.64     $         0.51
                                               ================  ================    ================   ================

Cash dividend per share                         $         0.06    $      0.04375      $         0.12     $      0.08750

Weighted average shares outstanding:
Basic                                               14,770,836        14,636,147          14,762,215         14,613,746
Diluted                                             15,004,828        14,905,122          14,999,639         14,852,142


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


PENN-AMERICA GROUP, INC. (NYSE:PNG) AND SUBSIDIARIES
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)


INSURANCE PERFORMANCE DATA
--------------------------

                                                    Three Months Ended                     Six Months Ended
                                             ------------------------------       --------------------------------
                                               6/30/2004        6/30/2003           6/30/2004        6/30/2003
                                             -------------    -------------       --------------   ---------------

Gross written premiums                        $    64,943      $    54,463         $    129,019     $      94,859
Net written premiums                               57,032           45,926              112,519            79,924

GAAP ratios:
Loss ratio                                           57.8             61.1                 60.7              62.5
Expense ratio                                        33.9             31.4                 31.5              31.2
                                             -------------    -------------       --------------   ---------------
Combined ratio                                       91.7             92.5                 92.2              93.7

Statutory ratios:
Loss ratio                                           57.8             61.1                 60.7              62.5
Expense ratio                                        32.4             29.3                 30.1              29.9
                                             -------------    -------------       --------------   ---------------
Combined ratio                                       90.2             90.4                 90.8              92.4






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


PENN-AMERICA GROUP, INC. (NYSE:PNG) AND SUBSIDIARIES
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except share data)

SELECTED BALANCE SHEET DATA
---------------------------

                                                                   June 30, 2004           December 31, 2003
                                                                -------------------       -------------------

Investments and cash:
Fixed maturities:
Available for sale                                              $          331,509         $         323,230
Held to maturity                                                               275                       275
Equity securities                                                           26,493                    10,194
Cash and cash equivalents                                                   12,592                    11,976
                                                                -------------------       -------------------
                                                                $          370,869         $         345,675
                                                                ===================       ===================


Reinsurance recoverable                                         $           39,518         $          37,996

Total assets                                                               484,666                   443,874

Unpaid losses and loss adjustment
expenses                                                                   200,112                   174,882

Unearned premiums                                                          106,015                    92,205

Total liabilities                                                          350,174                   313,064

Total stockholders' equity                                                 134,492                   130,810

Total shares outstanding                                                14,775,679                14,743,698

Book value per share                                            $             9.10         $            8.87

Statutory surplus                                               $          129,575         $         121,960





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



PENN-AMERICA GROUP, INC. (NYSE:PNG) AND SUBSIDIARIES
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)

SUPPLEMENTARY DATA BY LINE OF BUSINESS
--------------------------------------

                                                              Three Months Ended June 30, 2004
                                                              --------------------------------

                                                        Net                  Net                Loss
                                                      Written               Earned             and LAE
                                                      Premiums             Premiums             Ratio
                                                   -------------        -------------        ------------
Core commercial lines of business:
Property1                                          $     20,408         $     18,923                30.7
Casualty2                                                36,624               31,711                74.0
                                                   -------------        -------------        ------------
Total core commercial                                    57,032               50,634                57.8
Exited lines3                                               ---                  ---                 ---
                                                   -------------        -------------        ------------
Total                                              $     57,032         $     50,634                57.8
                                                   =============        =============        ============


                                                              Three Months Ended June 30, 2003
                                                              --------------------------------

                                                        Net                  Net                Loss
                                                      Written               Earned             and LAE
                                                      Premiums             Premiums             Ratio
                                                   -------------        -------------        ------------
Core commercial lines of business:
Property1                                          $     18,850         $     16,225                48.5
Casualty2                                                27,079               20,064                63.4
                                                   -------------        -------------        ------------
Total core commercial                                    45,929               36,289                56.8
Exited lines3                                                (3)                   6                   *
                                                   -------------        -------------        ------------
Total                                              $     45,926         $     36,295                61.1
                                                   =============        =============        ============




1 Property consists of special property and commercial multi-peril property lines of business.
2 Casualty consists of other and product liability and commercial multi-peril liability lines of business.
3 Exited lines consist of commercial and personal automobile lines of business previously exited by the Company.
*    Not meaningful.




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


PENN-AMERICA GROUP, INC. (NYSE:PNG) AND SUBSIDIARIES
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)

SUPPLEMENTARY DATA BY LINE OF BUSINESS
--------------------------------------

                                                                Six Months Ended June 30, 2004
                                                                ------------------------------

                                                        Net                   Net               Loss
                                                      Written               Earned             and LAE
                                                      Premiums             Premiums             Ratio
                                                   -------------        -------------        ------------

Core commercial lines of business:
Property1                                          $     41,020          $    37,263                48.8
Casualty2                                                71,499               60,826                68.0
                                                   -------------        -------------        ------------
Total core commercial                                   112,519               98,089                60.7
Exited lines3                                               ---                  ---                 ---
                                                   -------------        -------------        ------------
Total                                              $    112,519          $    98,089                60.7
                                                   =============        =============        ============


                                                                Six Months Ended June 30, 2003
                                                                ------------------------------

                                                        Net                   Net               Loss
                                                      Written               Earned             and LAE
                                                      Premiums             Premiums             Ratio
                                                   -------------        -------------        ------------

Core commercial lines of business:
Property1                                          $     34,225          $    32,496                55.3
Casualty2                                                45,717               38,161                63.7
                                                   -------------        -------------        ------------
Total core commercial                                    79,942               70,657                59.8
Exited lines3                                               (18)                   3                   *
                                                   -------------        -------------        ------------
Total                                              $     79,924          $    70,660                62.5
                                                   =============        =============        ============




1 Property consists of special property and commercial multi-peril property lines of business.
2 Casualty consists of other and product liability and commercial multi-peril liability lines of business.
3 Exited lines consist of commercial and personal automobile lines of business previously exited by the Company.
*    Not meaningful.






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